SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Under Rule 14a-12
SIERRA PACIFIC RESOURCES

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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4)	Date Filed:

Michael W. Yackira
President and Chief
Executive Officer

October 10, 2008

To Our Stockholders:

On behalf of the Board of Directors, I am pleased to invite you to attend a Special Meeting of the Stockholders of Sierra Pacific Resources, which will be held at 10:00 a.m., Pacific Time, on Wednesday, November 19, 2008, at the offices of Nevada Power Company (doing business as NV Energy), 6226 West Sahara Avenue, Las Vegas, Nevada. The formal notice of the Special Meeting is set forth on the next page.

The matter to be acted upon at the meeting is described in the attached proxy statement and relates to amending our Restated Articles of Incorporation to change our name from “Sierra Pacific Resources” to “NV Energy, Inc.” and to provide that our principal place of business shall be at such location as designated from time to time by our Board of Directors.

Your views and opinions are very important to the Company. Whether or not you are able to be present at the Special Meeting, we would appreciate it if you would please review the enclosed proxy statement. Regardless of the number of shares you own, please promptly vote your shares by mail, the Internet or telephone.

We greatly appreciate the interest expressed by our stockholders, and we are pleased that in the past so many of you have voted your shares either in person or by proxy. We hope that you will continue to do so and urge you to execute and return your proxy card as soon as possible.

Sincerely,

SIERRA PACIFIC RESOURCES
6100 Neil Road
Reno, Nevada 89511

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held November 19, 2008

To our Stockholders:

A Special Meeting of Stockholders of Sierra Pacific Resources will be held at the offices of Nevada Power Company (doing business as NV Energy), 6226 West Sahara Avenue, Las Vegas, Nevada, on Wednesday, November 19, 2008, at 10:00 a.m., Pacific Time. At the meeting, stockholders will consider and vote on the following matters:

1. to approve an amendment to our Restated Articles of Incorporation to change the Company’s name to “NV Energy, Inc.” and to provide that our principal place of business shall be at such location as designated from time to time by our Board of Directors; and

2. to transact such other business as may properly come before the meeting, and at any or all adjournments thereof.

Stockholders of record of common stock at the close of business on October 6, 2008, will be entitled to vote at the meeting, and at any or all adjournments thereof.

You are cordially invited to attend the meeting in person if possible. Whether you plan to attend the meeting or not, please read the accompanying proxy statement and then vote your shares as early as possible by Internet, telephone or mail. You can change your vote and revoke your proxy at any time before the polls close at the meeting by following the procedures described in the accompanying proxy statement.

On Behalf of the Board of Directors,

PAUL J. KALETA, Corporate Secretary
Reno, Nevada
October 10, 2008

GENERAL	1
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
PROPOSAL NUMBER ONE — AMENDMENT TO RESTATED ARTICLES OF INCORPORATION TO CHANGE NAME AND TO AUTHORIZE DIRECTORS TO DESIGNATE PRINCIPAL PLACE OF BUSINESS	5
AVAILABILITY OF FORM 10-K ANNUAL REPORT AND FORM 10-Q QUARTERLY REPORTS	7
OTHER MATTERS	7

SIERRA PACIFIC RESOURCES
6100 Neil Road
Reno, Nevada 89511

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement contains information about a Special Meeting of Stockholders of Sierra Pacific Resources (the “Special Meeting”). The Special Meeting will be held on Wednesday, November 19, 2008, beginning at 10:00 a.m., Pacific Time, at the offices of Nevada Power Company (doing business as NV Energy), 6226 West Sahara Avenue, Las Vegas, Nevada. Unless the context otherwise requires, references in this proxy statement to “the Company,” “SPR,” “we,” “us,” or “our” refer to Sierra Pacific Resources.

This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors for use at the Special Meeting and at any adjournment of that meeting. All proxies will be voted in accordance with the instructions they contain. If no instruction is specified on a proxy, it will be voted in favor of Proposal 1, set forth in the notice of the Special Meeting. A stockholder may revoke any proxy at any time before it is exercised by giving written notice to the Corporate Secretary of the Company, by submitting a later-dated proxy, or by revoking it in person at the meeting. Your attendance at the Special Meeting alone will not revoke your proxy.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

What is the purpose of the Special Meeting?

At the Special Meeting, stockholders will consider and vote on the following matters:

1. to approve an amendment to our Restated Articles of Incorporation to change the Company’s name to “NV Energy, Inc.” and to provide that our principal place of business shall be at such location as designated from time to time by our Board of Directors; and

2. to transact such other business as may properly come before the meeting, and at any or all adjournments thereof.

Please see the discussion on page 5 of this proxy statement for further information regarding Proposal 1.

Who can vote?

To be able to vote, you must have been a stockholder of record at the close of business on October 6, 2008. This date is the record date for the Special Meeting.

Stockholders of record at the close of business on October 6, 2008, are entitled to vote at the Special Meeting. The number of outstanding shares of our common stock entitled to vote at the Special Meeting is 234,149,821.

How many votes do I have?

Each share of our common stock that you owned on the record date entitles you to one vote on each matter that is before the stockholders at the Special Meeting.

Is my vote important?

Your vote is important regardless of how many shares you own. Please take the time to vote. Take a moment to read the instructions that follow.

How can I vote?

You may vote in person by attending the meeting or by proxy. If you are a shareholder of record, you may vote by proxy through the Internet, by telephone or by mail. You may follow the instructions on the proxy card or the instructions below for voting by one of these methods. Please help us save time and postage costs by voting through the Internet or by telephone.

If you have Internet access, please visit www.ProxyVote.com website before 11:59 p.m. Eastern Time on November 18, 2008. The Internet voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

If you attend the meeting, you may vote by delivering your completed proxy card in person or you may vote by completing a ballot. Ballots will be available at the meeting.

If your shares are held in “street name” by a broker or other nominee, you will receive instructions from the holder of record that you must follow in order to vote your shares. Whether you plan to attend the meeting or not, we encourage you to vote by proxy as soon as possible.

Can I change my vote after I have mailed my proxy card?

Yes. You can change your vote and revoke your proxy at any time before the polls close at the Special Meeting by doing any one of the following things:

•	submitting a later-dated proxy;

•	giving the Corporate Secretary of the Company a written notice before or at the Special Meeting that you want to revoke your proxy; or

•	voting in person at the Special Meeting. Your attendance at the Special Meeting alone will not revoke your proxy.

Can I vote if my shares are held in “street name”?

If the shares you own are held in “street name” by a bank or brokerage firm, your bank or brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your bank or brokerage firm provides you. Many banks and brokerage firms also offer the option of voting over the Internet or by telephone, instructions for which would be provided by your bank or brokerage firm on your vote instruction form.

If your shares are held in “street name,” you must bring an account statement or letter from your brokerage firm or bank showing that you are the beneficial owner of the shares as of the record date in order to be admitted to the Special Meeting on November 19, 2008. To be able to vote your shares held in “street name” at the Special Meeting, you will need to obtain a proxy card from the holder of record.

What will happen if I do not give my bank or brokerage firm instructions on how to vote my shares?

Banks, brokers, or other nominees may vote shares held for a customer in “street name” on matters that are considered to be “routine” if they have not received instructions from their customer. The matter to be considered at the Special Meeting is a “routine” matter, which means that if your shares are held in “street name” and you do not provide timely instructions for voting your shares, your bank, broker, or other nominee can elect to vote your shares with respect to the proposal to amend our Restated Articles of Incorporation. A broker “non-vote” occurs when a bank, broker, or other nominee has not received voting instructions from a customer and elects not to exercise its discretionary authority to vote the customer’s shares on a routine matter.

What constitutes a quorum?

For business to be conducted at the Special Meeting with respect to a particular matter, a quorum must be present for that particular matter. For the proposal described in this proxy statement, a quorum consists of the holders of a majority of the votes entitled to be cast at the Special Meeting, or at least 117,074,911 shares of our common stock.

Shares of common stock represented in person or by proxy (including broker “non-votes” and shares that abstain or do not vote with respect to the matter to be voted upon) will be counted for the purpose of determining whether a quorum exists. A share once represented for any purpose at the Special Meeting is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of the meeting unless (1) the stockholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and does not vote the shares or otherwise consent that they are to be deemed present, or (2) in the case of an adjournment, a new record date is or will be set for that adjourned meeting.

What vote is required for the proposal?

The number of votes required for approval of the matter to be considered at the Special Meeting is a majority of the outstanding shares of our common stock entitled to vote.

How does the Board of Directors recommend that I vote on the proposal?

The Board of Directors recommends that you vote FOR the amendment to our Restated Articles of Incorporation.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether executed by you directly or on a ballot voted in person at the Special Meeting. Shares will not be voted in favor of the proposal, and will not be counted as voting on the proposal, if they either (1) abstain from voting on the matter or (2) are broker “non-votes.” Accordingly, abstentions and broker “non-votes” will have the same effect as voting against the proposal to amend our Restated Articles of Incorporation.

Who will count the votes?

The votes will be tabulated by Broadridge Financial Solutions, the inspector of elections appointed for the meeting.

Will any other business be conducted at the Special Meeting or will other matters be voted on?

The Board of Directors does not know of any other matters that may come before the Special Meeting. If any matter properly comes before the Special Meeting, the persons named in the proxy card that accompanies this proxy statement will exercise their judgment in deciding how to vote, or otherwise act, at the Special Meeting with respect to that matter or proposal.

Where can I find the voting results?

We will report the voting results in a Current Report on Form 8-K and in our Annual Report on Form 10-K for the 2008 fiscal year, which we expect to file with the Securities and Exchange Commission, or the SEC, on or about February 28, 2009.

Who will bear the costs of soliciting these proxies?

We will bear the costs of solicitation of proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of shares of our common stock they hold in their names. We will reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials. In addition to the use of mail, proxies may be solicited by personal interview, by telephone, by facsimile or electronic medium, or by certain employees without compensation. Morrow & Co. LLC will assist in the solicitation of proxies at an estimated cost of $10,000, plus expenses.

Whom should I contact if I have any questions?

If you have any questions about the Special Meeting or your ownership of our common stock, please contact our Shareholder Relations Department at the address or telephone number listed below.

Sierra Pacific Resources
6100 Neil Road
Reno, NV 89511
Attention: Shareholder Relations
Telephone: (800) 662-7575
Email: sharerelations@nvenergy.com

Householding of Special Meeting Materials

Your consent to householding will be perpetual unless you withhold or revoke it. You may revoke your consent at any time by contacting Broadridge, either by calling toll-free at (800) 542-1061, or by writing to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York, 11747. We will remove you from the householding program within 30 days of receipt of your response, following which you will receive an individual copy of our disclosure document.

PROPOSAL NUMBER ONE — AMENDMENT TO
RESTATED ARTICLES OF INCORPORATION
TO CHANGE NAME AND AUTHORIZE DIRECTORS TO
DESIGNATE PRINCIPAL PLACE OF BUSINESS

The Board of Directors has adopted resolutions declaring advisable and recommending that the Company’s stockholders approve an amendment to our Restated Articles of Incorporation to change our name from “Sierra Pacific Resources” to “NV Energy, Inc.” and to provide that our principal place of business shall be at such location as designated from time to time by our Board of Directors. If approved, the change in our name and the authorization of the Board to designate our principal place of business will become effective after the Special Meeting upon the filing of a certificate of amendment with the Secretary of State of the State of Nevada. The Company currently plans to file the certificate of amendment as soon as reasonably practicable after receiving approval of the amendment from its stockholders.

If this proposal is approved, Article I and II of the Restated Articles of Incorporation will be amended to read in their entirety as follows:

Article I
Name

The name of the corporation shall be NV Energy, Inc.

Article II
Principal Place of Business

The Corporation’s principal office or place of business in the State of Nevada shall be at such location as may be from time to time designated by the Board of Directors. The Corporation may maintain an office or offices in such other locations within or without the State of Nevada as may be from time to time designated by the Board of Directors or pursuant to the By-laws of the Corporation, and the Corporation may conduct all Corporation business of every kind and nature relative to the purposes of the Corporation, including the holding of meetings of directors and stockholders, outside the State of Nevada as well as in the State of Nevada.

Purpose and Rationale for the Proposed Amendment

On September 22, 2008, Sierra Pacific Resources announced that the Company’s two utility subsidiaries, Nevada Power Company and Sierra Pacific Power Company, will each operate under the name NV Energy. The Board adopted the operational name changes for the utilities in order to consolidate under a single brand the operations that, on a combined basis, serve a 54,500-square-mile service territory that stretches from northern to southern Nevada and provides a wide range of energy services and products to more than 2.4 million Nevadans and a tourist population that exceeds 40 million annually. The Board adopted these name changes to emphasize the Company’s focus on the State of Nevada and its citizens. The Board is now recommending that the name of the parent company be changed as well, through an amendment to its Restated Articles of Incorporation, to reflect the new operational names of the utilities and the strategic focus of the Company as a whole.

In 1999, when Nevada Power Company became a wholly-owned subsidiary of Sierra Pacific Resources through a merger, the Restated Articles of Incorporation following the merger retained the specific street address and post office box of the Company’s Reno office as the principal office or place of business. Although a specific address was once required under Nevada law to be included in the Articles of Incorporation, such a requirement no longer exists. The Board of Directors believes that it is preferable to retain flexibility with respect to the location of the Company’s principal office and to delete any reference to a specific street address or post office box. If adopted, the proposed Amendment would authorize the Board of Directors to designate, from time to time, the location of the Company’s principal office or place of business in Nevada.

Effect of the Proposed Amendment

If approved by stockholders, the change in our name and the authorization of the Board to designate the principal place of business will not affect the validity or transferability of any existing stock certificates that bear the name “Sierra Pacific Resources.” If the proposed change to our name and authorization of the Board to designate the principal place of business are approved, stockholders with certificated shares should continue to hold their existing stock certificates. The rights of stockholders holding certificated shares under existing stock certificates and the number of shares represented by those certificates will remain unchanged.

In some cases, stockholders may have occasion to present the “old” Sierra Pacific Resources certificates directly to our transfer agent, Wells Fargo Shareowner Services, in exchange for the “new” NV Energy, Inc. common stock. If physical stock certificates are issued after the name change, any new certificates will bear the name “NV Energy, Inc.” However, the Board may, in its discretion, determine to issue only uncertificated shares of common stock following the name change. In that event, no physical certificates will be issued for the “new” NV Energy, Inc. common stock, and Wells Fargo Shareowner Services will complete the transaction and mail a DRS Position Statement directly to the registered owner of the securities.

Currently Sierra Pacific Resources’ stock is quoted on the New York Stock Exchange under the symbol “SRP.” If the proposed name change is approved, the stock will trade under the symbol “NVE.” A new CUSIP number will also be assigned to the common stock following the name change.

If the proposal to change our name and to authorize the Board to designate the principal place of business is not approved, the proposed amendment to our Restated Articles of Incorporation will not be made, our name and ticker symbol will remain unchanged, and the principal place of business designation currently set forth in our Articles will remain the same.

Required Approvals

The affirmative vote of the holders of a majority of the total number of shares of our common stock outstanding and entitled to vote as of the record date will be required to approve this proposal. Abstentions and broker “non-votes” will have the same effect as a vote against this proposal.

The Board recommends that you vote FOR the amendment to the Restated Articles of Incorporation, and your proxy will be so voted unless you specify otherwise.

AVAILABILITY OF FORM 10-K ANNUAL REPORT AND
FORM 10-Q QUARTERLY REPORTS

We will deliver without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 2007 and our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2008 and June 30, 2008 to stockholders receiving this proxy statement. If you would like to receive a copy of these items, you may request copies by writing or telephoning us at the following address or telephone number: Sierra Pacific Resources, 6100 Neil Road, Reno, Nevada 89511, Attention: Shareholder Relations, telephone 1-800-662-7575, email sharerelations@nvenergy.com. Copies of our filings are also available at our website at www.sierrapacificresources.com and at the Securities and Exchange Commission website at www.sec.gov.

OTHER MATTERS

We have no knowledge of any matters to be presented for action by the stockholders at the Special Meeting other than as set forth herein. However, the enclosed proxy gives discretionary authority to the persons named therein to act in accordance with their best judgment in the event that any additional matters should be presented.

So that your shares may be represented if you do not plan to attend the Special Meeting, please vote your shares by Internet, telephone or mail.

A prompt response will greatly facilitate arrangements for the Special Meeting, and your cooperation will be appreciated.

On Behalf of the Board of Directors,

PAUL J. KALETA, Corporate Secretary
October 10, 2008

SIERRA PACIFIC RESOURCES
6100 NEIL ROAD
P.O. BOX 30150
RENO, NV 89520

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the special meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Sierra Pacific Resources in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the special meeting date. Have your proxy card in hand when you call and then follow the instructions.

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge Financial, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTON FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SIERRA PACIFIC RESOURCES

Vote on Proposals		For	Against	Abstain

1.	TO APPROVE AN AMENDMENT TO OUR RESTATED ARTICLES OF INCORPORATION TO CHANGE THE COMPANY’S NAME TO “NV ENERGY, INC.” AND TO PROVIDE THAT OUR PRINCIPAL PLACE OF BUSINESS SHALL BE AT SUCH LOCATION AS DESIGNATED FROM TIME TO TIME BY OUR BOARD OF DIRECTORS.	☐	☐	☐

2.	WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS VOTING FOR PROPOSAL NO. 1

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

Please sign below exactly as your name appears on this card including the title “Executor,” “Trustee,” etc., if the same is indicated. When stock is held by a corporation, this proxy should be executed by an authorized officer thereof.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Your vote is important. Please vote immediately.

You may also vote the shares over the Internet or by telephone.
Your Internet or telephone vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed, dated and returned your proxy card.
If you vote the shares over the Internet or by telephone,
please do not mail your proxy card.
If you plan on attending this meeting, you are required to have a valid state ID.
Important Notice Regarding Internet Availability of Proxy Materials for the special meeting:
The Notice and Proxy statement are available at www.proxyvote.com

This Proxy is solicited on behalf of the Board of Directors.

SPECIAL MEETING OF STOCKHOLDERS—NOVEMBER 19, 2008
The undersigned, revoking all prior proxies, hereby appoints Paul J. Kaleta and William D. Rogers, or either of them, each with full power of substitution, proxies to vote all shares of Common Stock of Sierra Pacific Resources that the undersigned may be entitled to vote at the Special Meeting of Stockholders to be held on Wednesday, November 19, 2008, at the offices of Nevada Power Company (doing business as NV Energy) 6226 W. Sahara Avenue, Las Vegas, Nevada, at 10:00 a.m., Pacific time, and at any and all adjournments thereof:
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED “FOR” PROPOSAL 1.
Please mark, sign, date, and return the Proxy using the enclosed envelope.
Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)